ARTICLES OF INCORPORATION (PURSUANT TO NRS 78)
FILED#C1376-99 JUN 04, 1999	STATE OF NEVADA Secretary of State
Filed in the office of /s/Dean Heller Dean Heller Secretary of State

IMPORTANT: Read instructions on reverse side before completing this form
TYPR OR PRINT (BLACK INK ONLY)
1. NAME OF CORPORATION:	Derby Resources, Inc.
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served:
Name of Resident Agent:	Nevada Agency & Trust Company
Street Address:	50 W. Liberty Street, Suite 880, Reno, NV 89501
Street No. Street Name City Zip
3. SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value:	10,000,000	Par value:	$0.001	Number of shares without par value:	- 0 -
4. GOVERNING BOARD: shall be styled as (check one)	X	Directors	Trustees
The first Board of Directors shall consist of 2 member and the names and addresses are as follows( attach additional pages if necessary)
MARK ANTHONY	SURENDER RAMETRA
Name	Address City/State/Zip
50 W. LIBERTY ST., STE 880 RENO NV 89501	50 W. LIBERTY ST., STE 880 RENO NV 89501
Name	Address City/State/Zip
5. PURPOSE (optional – see reverse side): The purpose of the corporation shall be:
Omnibus

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.0.37 or any other information you deem appropriate.  If any of the additional information is contradictory to this form it cannot be filed and be returned to you for correction.  Number of pages attached ______

7. SIGNATURE OF INCORPORATORS: The name and addresses of each of the incorporators signing the articles: (Signatures must be notarized). (Attached additional pages if there are more than two incorporators)

Amanda Cardinalli
Name (print)	Name (print)
50 W. LIBERTY ST., STE 880 RENO NV 89501
Address City/State/Zip	Address City/State/Zip
/s/ Amanda Cardinalli
Signature	Signature
State of	NV	County of	Washoe	State of	NV	County of	Washoe
This instrument was acknowledged before me on	This instrument was acknowledged before me on
June 3, 1999 by	19___ by
AMANDA CARDINALLI
Name of Person	Name of Person
AS INCORPORATOR	AS INCORPORATOR
at Derby Resources, Inc.
(name of party or behalf of whom instrument was secured)	(name of party or behalf of whom instrument was secured)
/s/Margaret A. Oliver
Notary Public Signature (affix stamp or seal)	Notary Public Signature (affix stamp or seal)
MARGARET A. OLIVER Notary Public – State of Nevada Appointment recorded in Washoe County No. 24-6423-2 EXPIRES OCT1 10, 2002
8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
I, NEVADA AGENCY AND TRUST COMPANY hereby accept appointment as Resident Agent for the above named corporation
/S/Amanda Cardinalli, AMANDA CARDINALLI, VP	June 3, 1999
Signature of Resident Agent	Date

DEAN HELLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz	Entity Number C13763-1999
Document number 20050296256-57
Filing Date and Time 8/1/2005 8:00:48 AM
In the Office of
Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)	/s/Dean Heller Dean Heller Secretary of State

Important: Read attached instructions before completing form                                                                                      A BOVE SPACE FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant To NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:
Derby Resources, Inc.
2. The articles have been amended as follows (provide article numbers if available):
Article 1 of the Articles of Incorporation have been amended in their entirety to read as follows: The name of the corporation is China Marketing Media, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 98.7%

4. Effective date of filing(optional):	8/1/05
5.Officer Signature (required)	/s/Li Ying Sheng Li Ying Sheng

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by a vote.  In addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM78.385 Amend 2003
Revised on 11-23-03

DEAN HELLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz	Entity Number C13763-1999
Document number 20050426296-06
Filing Date and Time 9/22/2005 11:30:30 AM
In the Office of
Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)	/s/Dean Heller Dean Heller Secretary of State

Important: Read attached instructions before completing form                                                                                      A BOVE SPACE FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant To NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:
China Marketing Media, Inc.
2. The articles have been amended as follows (provide article numbers if available):

Article FOURTH of the Certificate of Incorporation is hereby amended entirety to read as follows:

FOURTH: The Corporation shall be authorized to issue the following shares:

CLASS       Number of Shares      Par Value

Common      50,000,000                $.001

Preferred        5,000,000                $ .01

The Corporation is authorized to issue five million (5,000,000) shares of Preferred Stock, $.01 par value per share, which shares of Preferred Stock may be issued in one or more series at the discretion of the Board of Directors. In establishing a series the Board of Directors shall give a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of the shares in such series, and the preferences, rights, and restrictions thereof.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 96%

4. Effective date of filing(optional):
5.Officer Signature (required)	/s/James Charles

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by a vote.  In addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees.	Nevada Secretary of State AM78.385 Amend 2003
Revised on 11-03-03

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz	Filed in the office of /s/Ross Miller Ross Miller Secretary of State State of Nevada	Document number 20070730002-51
Filing Date and Time 10/25/2007 11:30 AM
Entity Number C13763-1999

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant To NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:
CHINA MARKETING MEDIA, INC.
2. The articles have been amended as follows (provide article numbers if available):
ARTICLE 1 OF THE ARTICLES OF INCORPORATION SHALL READ AS FOLLOWS: THE NAME OF THE CORPORATION IS DERBY RESOURCES, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 75%

4. Effective date of filing(optional):
5.Officer Signature (required)	/s/John Pioppi

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by a vote.  In addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM78.385 Amend 2007
Revised on 01-01-07

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz	Filed in the office of /s/Ross Miller Ross Miller Secretary of State State of Nevada	Document number 20070730501-95
Filing Date and Time 10/25/2007 1:15 PM
Entity Number C13763-1999

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant To NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:
DERBY RESOURCES, INC.
2. The articles have been amended as follows (provide article numbers if available):
ARTICLE 1 OF THE ARTICLES OF INCORPORATION SHALL READ AS FOLLOWS: THE NAME OF THE CORPORATION IS CHINA MARKETING MEDIA, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 75%

4. Effective date of filing(optional):
5.Officer Signature (required)	/s/John Pioppi

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by a vote.  In addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM78.385 Amend 2007
Revised on 01-01-07

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz	Filed in the office of /s/Ross Miller Ross Miller Secretary of State State of Nevada	Document number 20090306676-49
Filing Date and Time 03/30/2009 2:15 PM
Entity Number C13763-1999

ARTICLES OF MERGER (PURSUANT TO NRS 92A.200) Page 1

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

Articles of Merger

(Pursuant To NRS Chapter 92A - excluding 92A.200(4b))

1.

Name and jurisdiction of organization of each constituent entity (NRS92A.200).  If there are more than four merging entities, check box □ and attach an 81/2”x11” blank sheet containing the required information for each additional entity.

Derby Resources, Inc.
Name of merging entity
Nevada	Corporation
Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*
and
China Marketing Media, Inc.
Name of surviving entity
Nevada	Corporation
Jurisdiction	Entity type*

*Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

FILING FEE: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1
Revised on 7-1-08

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

ARTICLES OF MERGER (PURSUANT TO NRS 92A.200) Page 2

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

2)

Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

■The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner’s approval (NRS 92A.200)(options a, b or c must be used, as applicable, for each entity)(If there are more than four merging entities check box □ and attach an 81/2”x11” blank sheet containing the required information for each additional entity):

(a) Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
and, or;
China Marketing Media, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2
Revised on 7-1-08

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

ARTICLES OF MERGER (PURSUANT TO NRS 92A.200) Page 3

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

(b) The plan was approved by the required consent owners of*:

Derby Resources, Inc. (sole shareholder is China Marketing Media, Inc.)
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
And, or;

Name of surviving entity, if applicable

*Unless otherwise provided in the certificate of trust or governing instrument of business trust, a merger must be approved by all the trustees and beneficial owners of each trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page2
Revised on 7-1-08

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

ARTICLES OF MERGER (PURSUANT TO NRS 92A.200) Page 4

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4
Revised on 7-1-08

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

ARTICLES OF MERGER (PURSUANT TO NRS 92A.200) Page 5

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity.  Provide article numbers, if available (NRS92A.200)*:

First: The Name of the Corporation is: Derby Resources, Inc.

6) Location of Plan of Merger (check box)

■ (a) The entire plan of merger is attached.

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address, if a limited partnership, or other place of business of the surviving entity (NRS 92A.200)

7) Effective date (optional)**: ______________________

*Amended and restated articles may be attached as an exhibit or integrated in to the articles of merger.  Please entitle them “Restated” of “Amended and Restated” accordingly.  The form to accompany restated articles prescribed by the Secretary of State must accompany the amended and/or restated articles.  Pursuant to NRS 92A.180 (merger of subsidiary into parent-Nevada parent owning 90%or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed

**A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5
Revised on 7-1-08

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

ARTICLES OF MERGER (PURSUANT TO NRS 92A.200) Page 6

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

8) Signatures-Must be signed by : An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS92A.230)*

(If there are more than four merging entities check box □ and attach an 81/2”x11” blank sheet containing the required information for each additional entity):

Derby Resources, Inc.
Name of merging entity
/s/Frank Pioppi	President	3/27/2009
Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

China Marketing Media, Inc.
Name of surviving entity
/s/Frank Pioppi	President	3/27/2009
Signature	Title	Date

*The articles of merger must be signed by each foreign constituent entity in the manner provide by law governing it (NRS 92A230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6
Revised on 7-1-08

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of March 27, 2009, is by and between China Marketing Media, Inc., a Nevada corporation ("Parent"), and Derby Resources, Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent ("Derby Resources")(Parent and Derby Resources are hereinafter collectively referred to as the "Constituent Corporations").

RECITALS

WHEREAS, the board of directors of Parent has determined that it is advisable and in the best interests of the respective companies to enter into a business combination by means of the merger of Derby Resources with and into Parent (the "Merger") and has approved and adopted this Agreement and Plan of Merger (the "Agreement").

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

AGREEMENT

1.

Merger and Effective Time. Effective upon the filing of the Articles of Merger (the "Articles of Merger"), entered into concurrently herewith, with the Secretary of State of the State of Nevada (the "Effective Time"), Derby Resources shall be merged with and into Parent (the "Merger") and Parent shall be the surviving corporation of the Merger (the "Surviving Corporation").

2.

Effect of Merger. At the Effective Time, Derby Resources shall merge with and into Parent and the separate existence of Derby Resources shall cease. The effect of the Merger shall be as provided in the Nevada Revised Statutes. Without limiting the generality of the foregoing, as a result of the Merger all rights, powers, privileges, obligations and duties of Derby Resources shall become the rights, powers, privileges, obligations and duties of the Surviving Corporation.

3.

Name of Surviving Corporation. The name of the Surviving Corporation shall be "Derby Resources, Inc."

4.

Governing Documents. The Articles of Incorporation of Parent, as amended to the extent provided in the Articles of Merger, and the Bylaws of Parent, as in effect at the Effective Time, shall continue in full force and effect as the Articles of Incorporation and Bylaws of the Surviving Corporation until sooner terminated or changed as permitted by the provisions of Nevada Revised Statutes, as amended.

5.

Directors and Officers. At the Effective Time, the directors and the officers of the Surviving Corporation shall be the incumbent directors and officers of Parent, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Articles of Incorporation or Bylaws of the Surviving Corporation.

6.

Conversion of Securities and Consideration. At the Effective Time, by virtue of the Merger and in consideration therefor, and without any action on the part of the Constituent Corporations or any stockholder thereof, (i) each share of Derby Resources Common Stock shall be cancelled, and (ii) each share of Parent's Common Stock shall remain unchanged in the hands of the holder thereof as an outstanding share of the Surviving Corporation.

7.

Representations and Warranties of Parent. Parent represents and warrants to Derby Resources that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and Plan of Merger and to execute the Articles of Merger and to perform its obligations hereunder, (c) this Agreement has been duly executed and delivered by Parent, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Parent, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Parent.

8.

Representations and Warranties of Derby Resources. Derby Resources represents and warrants to Parent that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to perform its obligations hereunder, (c) this Agreement has been duly executed and delivered by Derby Resources, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Derby Resources, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Derby Resources.

9.

Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them.

10.

Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect.

11.

Termination. Prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by action of the Board of Directors of Parent, acting in its sole discretion.

12.

Amendment. Prior to the Effective Time, this Agreement may be amended, modified or supplemented only by an agreement in writing executed by both Constituent Corporations.

13.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to principles of conflicts of law.

14.

Headings. The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

15.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CHINA MARKETING MEDIA, INC By/s/ Frank Pioppi Name: Frank Pioppi Title: President
DERBY RESOURCES, INC By/s/ Frank Pioppi Name: Frank Pioppi Title: President

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz	Filed in the office of /s/Ross Miller Ross Miller Secretary of State State of Nevada	Document number 20120536593-86
Filing Date and Time 07/31/2012 4:34 PM
Entity Number C13763-1999

ARTICLES OF MERGER (PURSUANT TO NRS 92a.200) Page 1

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

(Pursuant To Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

2.

Name and jurisdiction of organization of each constituent entity (NRS92A.200).  If there are more than four merging entities, check box □ and attach an 81/2”x11” blank sheet containing the required information for each additional entity.

XtraPlan, Inc.
Name of merging entity
Nevada	Corporation
Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*
and
Derby Resources, Inc.
Name of surviving entity
Nevada	Corporation
Jurisdiction	Entity type*

*Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

FILING FEE: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State Atr Merger Page 1 2007
Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

ARTICLES OF MERGER (PURSUANT TO NRS 92a.200) Page 2

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

3)

Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn:	NEVADA AGENCY AND TRANSFER COMPANY

c/o:	50 West Liberty Street, Suite 880 Reno, NV 89501

3) (Choose one)

The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

■The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner’s approval (NRS 92A.200)(options a, b or c must be used, as applicable, for each entity)(If there are more than four merging entities check box □ and attach an 81/2”x11” blank sheet containing the required information for each additional entity):

(a) Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
And, or;
Derby Resources, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State Atr Merger Page 2 2007

Revised on 01/01/07
ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

ARTICLES OF MERGER (PURSUANT TO NRS 92a.200) Page 3

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

(b) The plan was approved by the required consent owners of*:

XtraPlan, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
And, or;

Name of surviving entity, if applicable

*Unless otherwise provided in the certificate of trust or governing instrument of business trust, a merger must be approved by all the trustees and beneficial owners of each trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Atr Merger Page 3 2007
Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

ARTICLES OF MERGER (PURSUANT TO NRS 92a.200) Page 4

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State Atr Merger Page 4 2007
Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

ARTICLES OF MERGER (PURSUANT TO NRS 92a.200) Page 5

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity.  Provide article numbers, if available (NRS92A.200)*:

ARTICLE 1 OF THE ARTICLES OF INCORPORATION SHALL READ AS FOLLOWS: THE NAME OF THE CORPORATION IS XtraPlan, Inc.

6) Location of Plan of Merger (check box)

■ (a) The entire plan of merger is attached.

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address, if a limited partnership, or other place of business of the surviving entity (NRS 92A.200)

7) Effective date (optional)**: ______________________

*Amended and restated articles may be attached as an exhibit or integrated in to the articles of merger.  Please entitle them “Restated” of “Amended and Restated” accordingly.  The form to accompany restated articles prescribed by the Secretary of State must accompany the amended and/or restated articles.  Pursuant to NRS 92A.180 (merger of subsidiary into parent-Nevada parent owning 90%or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed

**A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.	Nevada Secretary of State Atr Merger Page 5 2007
Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

ARTICLES OF MERGER (PURSUANT TO NRS 92a.200) Page 6

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

8) Signatures-Must be signed by : An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liabilioty company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS92A.230)*

(If there are more than four merging entities check box □ and attach an 81/2”x11” blank sheet containing the required information for each additional entity):

XtraPlan, Inc.
Name of merging entity
/s/Kuba Farbiarz	President	7/27/12
Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Derby Resources, Inc.
Name of surviving entity
/s/Frank Pioppi	Chief Executive Officer	7/27/12
Signature	Title	Date

*The articles of merger must be signed by each foreign constituent entity in the manner provide by law governing it (NRS 92A230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected

This form must be accompanied by appropriate fees.	Nevada Secretary of State Atr Merger Page 9 2007
Revised on 01/01/07

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of July 27,  2012, is by and between Derby Resources, Inc., a Nevada corporation ("Parent"), and Xtra Plan, Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent ("Xtra") (Parent and Xtra are hereinafter collectively referred to as the "Constituent Corporations").

RECITALS

WHEREAS, the board of directors of Parent has determined that it is advisable and in the best interests of the respective companies to enter into a business combination by means of the merger of Xtra with and into Parent (the "Merger") and has approved and adopted this Agreement and Plan of Merger (the "Agreement").

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

AGREEMENT

1.

Merger and Effective Time. Effective upon the filing of the Articles of Merger (the "Articles of Merger"), entered into concurrently herewith, with the Secretary of State of the State of Nevada (the "Effective Time"), Xtra shall be merged with and into Parent (the "Merger") and Xtra shall be the surviving corporation of the Merger (the "Surviving Corporation").

2.

Effect of Merger. At the Effective Time, Xtra shall merge with and into Parent and the separate existence of Xtra shall cease. The effect of the Merger shall be as provided in the Nevada Revised Statutes. Without limiting the generality of the foregoing, as a result of the Merger all rights, powers, privileges, obligations and duties of Xtra shall become the rights, powers, privileges, obligations and duties of the Surviving Corporation.

3.

Name of Surviving Corporation. The name of the Surviving Corporation shall be "Xtra Plan, Inc."

4.

Governing Documents. The Articles of Incorporation of Parent, as amended to the extent provided in the Articles of Merger, and the Bylaws of Parent, as in effect at the Effective Time, shall continue in full force and effect as the Articles of Incorporation and Bylaws of the Surviving Corporation until sooner terminated or changed as permitted by the provisions of Nevada Revised Statutes, as amended.

5.

Directors and Officers. At the Effective Time, the directors and the officers of the Surviving Corporation shall be the incumbent directors and officers of Parent, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Articles of Incorporation or Bylaws of the Surviving Corporation.

1

6.

Conversion of Securities and Consideration. At the Effective Time, by virtue of the Merger and in consideration therefor, and without any action on the part of the Constituent Corporations or any stockholder thereof, (i) each share of Xtra Common Stock shall be cancelled, and (ii) each share of Parent's Common Stock shall remain unchanged in the hands of the holder thereof as an outstanding share of the Surviving Corporation.

7.

Representations and Warranties of Parent. Parent represents and warrants to Xtra that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and Plan of Merger and to execute the Articles of Merger and to perform its obligations hereunder, (c) this Agreement has been duly executed and delivered by Parent, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Parent, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Parent.

8.

Representations and Warranties of Xtra. Xtra represents and warrants to Parent that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to perform its obligations hereunder, (c) this Agreement has been duly executed and delivered by Xtra, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Xtra, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Xtra.

9.

Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them.

10.

Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect.

11.

Termination. Prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by action of the Board of Directors of Parent, acting in its sole discretion.

12.

Amendment. Prior to the Effective Time, this Agreement may be amended, modified or supplemented only by an agreement in writing executed by both Constituent Corporations.

13.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to principles of conflicts of law.

2

14.

Headings. The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

15.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

DERBY RESOURCES, INC By: /s/Frank Pioppi______________________ Name: Frank Pioppi Title: President
XTRA PLAN, INC. By: /s/Kuba Farbiarz______________________ Name: Kuba Farbiarz Title: President

3

ROSS MILLER Secretary of State 204 North Carson Street, Ste-1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz	Filed in the office of /s/Ross Miller Ross Miller Secretary of State State of Nevada	Document number 20120554745-05
Filing Date and Time 08/10/2012 5:54 AM
Entity Number C13763-1999

Certificate of Change Pursuant To NRS 78.209

USE BLACK INK ONLY-DO NOT HIGHLIGHT                                                                                    ABOVE SPACE FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209

For Nevada Profit Corporations

1. Name of corporation:
XTRAPLAN, INC.
4. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders 2.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

Common Stock – 50,000,000 shares, $0.001 par value

Preferred Stock – 5,000,000 shares, $.01 par value

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

Common Stock – 900,000,000 shares, $0.001 par value

Preferred Stock – 5,000,000 shares, $.01 par value

5. The  number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Issue 18 shares of $0.001 par value common stock after the change, in exchange for each previously issued and outstanding share of common stock.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction share and the percentage of outstanding shares affected thereby:

None.

7. Effective date and time of filing: (optional)	Date: Time:
(must not be later than 90 days after the certificate is filed)
8. Signature: (required)
X/s/ Kuba Farbiarz	Chief Executive Officer
Signature of Officer	Title
IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees.	Nevada Secretary of State Stock Split
Revised on 8-31-11